UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016
____________________

RAIT Financial Trust
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (215) 207-2100
N/A
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2016, the Board of Trustees (the “Board”) of RAIT Financial Trust, a Maryland Real Estate Investment Trust (the “Trust”), approved amendments to amend and restate the Trust’s bylaws, effective as of November 16, 2016 (the “Bylaws”).  The Bylaws were last amended and restated on October 14, 2009, and were last amended on April 2, 2015.  The amendments to the Bylaws are intended to conform the Bylaws to more current and customary public company practice, including to (i) provide fixed, certain, predictable and customary deadlines for shareholder proposals and trustee nominations that would be the thirty (30) calendar day period that is no more than one-hundred twenty (120) and not less than ninety (90) calendar days prior to the first anniversary of the immediately preceding year’s annual meeting; (ii) enhance the information that the Board would have access to about proposed nominees and/or shareholder proposals and could be relied upon in making informed recommendations to shareholders; (iii) enhance the information that the Trust would have access to in preparing proxy materials commenting on any shareholder proposed nominees and/or shareholder proposals; and (iv) enhance the information available to all shareholders in advance of a shareholders’ meeting and, accordingly, allow shareholders to make more informed voting decisions. Among other things, the amendments to the Bylaws:

•

Specify certain procedural matters relating to the requirements for any business to be brought before an annual meeting of shareholders, including, but not limited to, the prerequisites for a shareholder to bring any business before an annual meeting of shareholders;

•

Add provisions requiring an advance notice of shareholder proposals to be submitted to the Trust in connection with business intended to be brought before an annual meeting of shareholders (the “Proposal Notice”), including, but not limited to, provisions that:

o

Specify that, to be timely, a shareholder’s Proposal Notice must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Trust not earlier than the close of business on the one hundred and twentieth (120th) calendar day and not later than the close of business on the ninetieth (90th) calendar day prior to the one-year anniversary date of the immediately preceding year’s annual meeting of shareholders (the “Anniversary Date”); provided, however, that in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the Anniversary Date, or if the Trust did not hold an annual meeting in the preceding fiscal year, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the ninetieth (90th) calendar day prior to such annual meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting was first made;

o	Provide for a defined term, “Proposing Person,” to encompass the individuals for whom information will be required to be included in a Proposal Notice and defining “Proposing Person” to include the shareholder providing the Proposal Notice, the beneficial owner of the Trust’s capital stock, if different, on whose behalf the Proposal Notice is given, any “affiliate” or “associate” (as such terms are defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such shareholder or beneficial owner, each other person who is “Acting in Concert” (as defined below) with such shareholder or beneficial owner, persons who are members of any Schedule 13D group (as such term is used in Rule 13d-5 under the Exchange Act) with such shareholder or beneficial owner and persons who are participants in any solicitation of proxies by such shareholder or beneficial owner;

o

Provide that a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Trust in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;

o

Further specify the information required to be provided by Proposing Persons in respect of the business proposed in their Proposal Notice, including, but not limited to, the following information regarding such persons:

▪

their ownership, direct and indirect, in the Trust’s securities, including any shares, owned beneficially (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) and/or held of record by such persons (including any shares of any class or series of the Trust as to which such person has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent);

▪

a description in reasonable detail of any pending, or to the knowledge of any such persons, threatened legal proceeding in which any Proposing Person is a party or participant involving the Trust or any officer, trustee, affiliate or associate of the Trust;

▪

a description in reasonable detail of any relationship (including any direct or indirect interest in any agreement, arrangement or understanding, written or oral) between any Proposing Person and the Trust or any trustee, officer, affiliate or associate of the Trust;

▪

a description in reasonable detail of any derivative interests that are directly or indirectly, held or maintained by such persons with respect to any shares of any class or series of shares of the Trust’s securities (including any short position or any borrowing or lending of shares of stock) that has been made by or on behalf of such persons, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, any such persons or any of their “affiliates” or “associates” (as such terms are defined in Rule 12b-2 of the Exchange Act) or to increase or decrease the voting power or pecuniary or economic interest of such persons or any of their affiliates or associates with respect to stock of the Trust, including any security or instrument that would not otherwise constitute a “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence;

▪

a description in reasonable detail of any proxy, contract, arrangement, understanding or relationship, written or oral and formal or informal, between such Proposing Person and any other person or entity (naming each such person or entity) pursuant to which the Proposing Person has a right to vote any shares of the Trust;

▪

a description in reasonable detail of any rights to dividends on the shares of any class or series of shares of the Trust directly or indirectly held of record or beneficially by such Proposing Person that are separated or separable from the underlying shares of the Trust;

▪

a description in reasonable detail of any performance-related fees (other than an asset-based fee) to which the Proposing Person may be entitled as a result of any increase or decrease in the value of shares of the Trust or any of its derivative securities;

▪	any direct or indirect interest of such Proposing Person in any contract or agreement with the Trust, or any affiliate or associate of the Trust (naming such affiliate or associate);
▪

a description in reasonable detail of all agreements, arrangements and understandings, written or oral, formal or informal (1) between or among any of the Proposing Persons or (2) between or among any of the Proposing Persons and any other person or entity (naming each such person or entity) in connection with or related to the proposal of business by a shareholder, including without limitation, (A) any understanding, formal or informal, written or oral, that any Proposing Person may have reached with any shareholder of the Trust (naming each such shareholder) with respect to how such shareholder will vote its shares in the Trust at any meeting of the Trust’s shareholders or take other action in support of or related to any business proposed, or other action to be taken, by the Proposing Person, and (B) any agreements that would be required to be disclosed by any Proposing Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to the Proposing Person or other person or entity); and all other information relating to such Proposing Persons that would be required to be disclosed in a proxy statement or other filing required to be made by any Proposing Persons in connection with the contested solicitation of proxies by such persons in support of the business proposed to be brought before the shareholders’ meeting pursuant to Section 14(a) and Regulation 14A under the Exchange Act;

o

Further specify, as to each item of business that the shareholder giving the Proposal Notice proposes to bring before the annual meeting, the information required to be provided about such proposed business, including, but not limited to the following:

▪

the reasons (including the text of any reasons for the business that will be disclosed in any proxy statement or supplement thereto to be filed with the SEC) detailing why such shareholder or any other Proposing Person believes that the taking of the action or actions proposed to be taken would be in the best interests of the Trust and its shareholders;

▪	the text of the proposal or business (including the text of any resolutions proposed for consideration);
▪

a description in reasonable detail of any interest of any Proposing Person in such business, including any anticipated benefit to the shareholder or any other Proposing Person therefrom, including any interest that will be disclosed to the Trust’s shareholders in any proxy statement to be distributed to the Trust’s shareholders; and

▪

all other information relating to such proposed business that would be required to be disclosed in a proxy statement or other filing required to be made by any of the Proposing Persons in connection with the solicitation of proxies in support of such proposed business by one or more Proposing Persons pursuant to Section 14(a) and Regulation 14A under the Exchange Act.

o

Require the Proposing Person to, from time to time, update and supplement the information provided by such shareholder in its Proposal Notice to include a provision that allows the Trust, the Board or any duly authorized committee thereof to request the Proposing Person to provide written verification of the information submitted by the Proposing Person;

o

Require that the Proposal Notice include a representation as to whether the shareholder or any Proposing Person intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Trust’s outstanding capital stock entitled to vote and required to approve the proposed business described in the Proposal Notice and, if so, identifying each such Proposing Person;

o

Require that the Proposal Notice include a representation that the shareholder or its qualified representative intends to appear in person at the meeting to propose the actions specified in the Proposal Notice and to vote all proxies solicited;

o

Specify that a  shareholder must set forth directly within the body of the Proposal Notice (as opposed to being incorporated by reference from any other document or writing, including, but not limited to, any filing with the SEC) all the information required to be included in the Proposal Notice pursuant to the Bylaws;

o

Specify that a shareholder submitting the Proposal Notice, by its delivery to the Trust, represents and warrants that all information contained therein is true, accurate and complete in all respects, contains no false and misleading statements and such shareholder acknowledges that it intends for the Trust and the Board to rely on such information as being true, accurate and complete in all respects, without regard to what other information may be publicly available but not contained in the Proposal Notice;

o

Require that, notwithstanding any notice of the annual meeting sent to shareholders on behalf of the Trust, a shareholder must separately provide a Proposal Notice in accordance with the Bylaws to conduct business at any shareholder meeting and further clarifying that, if the shareholder’s proposed business is the same or relates to business brought by the Trust and included in the Trust’s annual meeting notice, the shareholder is nevertheless still required to comply with the advance notice of business provisions of the Bylaws and give its own separate and timely Proposal Notice to the Secretary of the Trust which complies in all respects with the applicable requirements of the Bylaws; and

o

Provide that, in addition to the requirements contained in the Bylaws for what information must be included in the Proposal Notice, a Proposing Person  must also comply with all applicable requirements of the Exchange Act and

Maryland law with respect to any shareholder proposal and business that may be sought to be brought before an annual meeting of shareholders.
•

Specify certain procedural matters relating to the requirements for any trustee nominations to be brought before a shareholders’ meeting, including, but not limited to, the prerequisites for a shareholder to bring a trustee nomination before a shareholders’ meeting;

•	Amend the provisions related to the advance notice of trustee nominations, including, but not limited to, revisions to:
o

Specify that, to be timely, a shareholder’s notice of nomination, shall be made in writing and delivered to, or mailed and received by, the Secretary of the Trust at the principal office of the Trust (i) not earlier than the close of business on the one hundred and twentieth (120th) calendar day and not later than the close of business on the ninetieth (90th) calendar day prior to the Anniversary Date, or (ii) in the case of a special meeting of shareholders called in accordance with the Bylaws for the purpose of electing trustees, or in the event that the annual meeting of shareholders is called for a date that is more than thirty (30) calendar days before or more than sixty (60) calendar days after the Anniversary Date, or if the Trust did not hold an annual meeting in the preceding fiscal year, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the ninetieth (90th) calendar day prior to such meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such meeting was first made;

o

Further specify the information required to be provided by Proposing Persons in their advance notice of nominations of candidates for election to the Board (the “Nominating Notice”) which includes, as to each Proposing Person, substantially the same information about such Proposing Person that is required to be included in a Proposal Notice, as more fully discussed above, except that any reference to “business” or “proposal” therein will be deemed to refer to the “nomination” of a trustee or trustees by a shareholder which is proposed in a Nominating Notice;

o	Further specify the information required to be provided in the Nominating Notice about the person(s) being nominated for election to the Board, including, but not limited to, the following:
▪	all information with respect to such proposed nominee that would be required to be set forth in a Nominating Notice if such proposed nominee was a Proposing Person;
▪

all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC by any Proposing Person pursuant to Section

14(a) under the Exchange Act to be made in connection with a contested solicitation of proxies by a Proposing Person for an election of trustees in a contested election;
▪	such proposed nominee’s executed written consent to be named in the proxy statement of the Proposing Person as a nominee and to serve as a trustee of the Trust if elected;
▪

to the extent that such proposed nominee has entered into (1) any agreement, arrangement or understanding (whether written or oral) with, or has given any commitment or assurance to, any person or entity as to the positions that such proposed nominee, if elected as a trustee of the Trust, would take in support of or in opposition to any issue or question that may be presented to him or her for consideration in his or her capacity as a trustee of the Trust, (2) any agreement, arrangement or understanding (whether written or oral) with, or has given any commitment or assurance to, to any person or entity as to how such proposed nominee, if elected as a trustee of the Trust, would act or vote with respect to any issue or question presented to him or her for consideration in his or her capacity as a trustee of the Trust, (3) any agreement, arrangement or understanding (whether written or oral) with any person or entity that could be reasonably interpreted as having been both (a) entered into in contemplation of the proposed nominee being elected as a trustee of the Trust, and (b) intended to limit or interfere with the proposed nominee’s ability to comply, if elected as a trustee of the Trust, with his or her fiduciary duties, as a trustee of the Trust, to the Trust or its shareholders, or (4) any agreement, arrangement or understanding (whether written or oral) with any person or entity that could be reasonably interpreted as having been or being intended to require such proposed nominee to consider the interests of a person or entity (other than the Trust and its shareholders) in complying with his or her fiduciary duties, as a trustee of the Trust, to the Trust or its shareholders, a description in reasonable detail of each such agreement, arrangement or understanding (whether written or oral) or commitment or assurance;

▪

a description in reasonable detail of any and all agreements, arrangements and/or understandings, written or oral, between such proposed nominee and any person or entity (naming each such person or entity) with respect to any direct or indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) in connection with or related to such proposed nominee’s candidacy for election to the Board and/or service on the Board if elected as a member of the Board;

▪	a description in reasonable detail of any and all other agreements, arrangements and/or understandings, written or oral, between such proposed nominee and any person or entity (naming such person or entity) in connection with such proposed nominee’s service or action as a proposed nominee and, if elected, as a member of the Board; and

▪

all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the shareholder giving the notice or any other Proposing Person were the “registrant” for purposes of such rule and the proposed nominee were a trustee or executive officer of such registrant.

o

Require the Proposing Person to, from time to time, update and supplement the information provided by such Proposing Person  in its Nominating Notice and to include a provision that allows the Trust, the Board or any duly authorized committee thereof to request the Proposing Person or a proposed trustee nominee to provide written verification of the information submitted by the Proposing Person;

o

Specify that a Proposing Person must set forth directly within the body of the Nominating Notice (as opposed to being incorporated by reference from any other document or writing, including, but not limited to, any filing with the SEC) all the information required to be included therein;

o

Provide that a Proposing Person submitting the Nominating Notice, by its delivery to the Trust, represents and warrants that all information contained therein is true, accurate and complete in all respects, contains no false and misleading statements and such Proposing Person acknowledges that it intends for the Trust and the Board to rely on such information as being true, accurate and complete in all respects, without regard to what other information may be publicly available but not contained in the Nominating Notice;

o

Provide that, notwithstanding any notice of shareholders’ meeting sent to shareholders on behalf of the Trust, a Proposing Person must separately comply with the advance notice of nominations provisions of the Bylaws to propose trustee nominations at any shareholders’ meeting and is still required to give its own separate and timely Nominating Notice to the Secretary of the Trust which complies in all respects with the applicable requirements of the Bylaws;

o

Provide that the shareholder or a qualified representative of such shareholder must be present in person at a shareholders’ meeting and must represent that it will be present at such meeting in order for a proposed trustee nomination to be brought before the meeting.

•	Incorporate various provisions of Maryland law, such as provisions relating to electronic transmissions and communications, including permitting electronic notices.

•

Provide more detailed procedural provisions with respect to shareholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, and proxies for such meetings.

•

Provide procedural provisions for having shareholders request that a record date be set by the Board for determining that the shareholders requesting that a special meeting be called have met the requisite 50% stock ownership threshold provided for in the Bylaws and requiring informational disclosures to be included with such request that are substantially similar to those required to be included in a Proposal Notice or a Nominating Notice.

•

Provide procedures for having shareholders, who have met the 50% stock ownership threshold requirement necessary to request that a special meeting of shareholders be called, request that a special meeting be called and requiring informational disclosures to be made together with such request that are substantially similar to those required to be included in a Proposal Notice or a Nominating Notice.

•

Provide procedural provisions for special meetings called by shareholders that permit the Trust’s Board of Trustees to not call the special meeting under certain circumstances, including if the matter with respect to which the special meeting sought to be called relates to a similar or substantially similar matter intended to be considered at an upcoming annual meeting or if the actions proposed to be taken are not actions that shareholders can take under Maryland law or under the Trust’s Declaration of Trust or Bylaws.

•	Provide procedures for actions taken by written consent including procedures for shareholders to set a record date for determining shareholders entitled to take action by written consent.
•

Revise the provisions of the Bylaws relating to shareholder inspection rights to provide that shareholders shall have such inspection rights to examine the records of the Trust as are provided to shareholders of a Maryland corporation pursuant to Section 2-512 and Section 2-513 of the Maryland General Corporation Law as if the Trust were a Maryland corporation.

•

Revise the section of the Bylaws regarding the indemnification that the Trust provides to its trustees, officers and other agents to clarify the type of proceedings that are indemnified, the expenses that are reimbursable, the persons who are indemnifiable, the capacity that the person needs to be acting in to be indemnified, and the process that needs to be followed in determining whether indemnification is proper in a particular circumstance. In addition, the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition have also been clarified to provide a specific time period by which the advancement needs to be made and to provide that advancement cannot be conditioned on ability to repay, must be unsecured and must be interest-free and cannot be otherwise conditioned unless Maryland law provides otherwise. Other provisions have been added to avoid duplicate payments to indemnified persons, provide that the Trust shall be subrogated to all rights of recovery of any person entitled to indemnification and provide that the conduct of one indemnified person will not be imputed to another.

In addition to the foregoing, there are various other “clean-up” changes to the Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, defining certain terms and the capitalization of such defined terms, and changes to conform the Bylaws to current provisions of applicable Maryland law.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on November 16, 2016 a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 8.01 Other Events.

Deadlines for Submission of Shareholder Proposals and Trustee Nominations

To be considered timely pursuant to the Bylaws, shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act and trustee nominations, in each case intended to be brought before the Trust’s 2017 Annual Meeting of Shareholders, must be received by the Trust’s  Secretary at its principal executive offices no earlier than January 24, 2017 and no later than February 23, 2017, and must be directed to the attention of the Trust’s Secretary at RAIT Financial Trust, Two Logan Square 100 North 18th Street, 23rd Floor, Philadelphia, PA 19103. Such advance notices of shareholder proposals and trustee nominations must also comply with the advance notice of shareholder proposals and trustee nomination provisions contained in Sections 305 and Section 404, respectively, of the Bylaws and shareholders are urged to read the complete text of such advance notice provisions of the Bylaws.

In addition, in order for any shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act to be considered “timely” for purposes of Rule 14a-4(c) of the Exchange Act, the proposal must be received by the Trust’s Secretary not later than February 23, 2017.

The foregoing discussion of the Bylaws’ advance notice deadlines for shareholder proposals submitted outside of Rule 14a-8 and trustee nominations, and the calculation of such deadlines pursuant to the Bylaws, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on November 16, 2016, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 8.01 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title

3.1	Amended and Restated Bylaws of RAIT Financial Trust, as adopted on November 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rait Financial Trust

Date: November 17, 2016	By:	/s/ Scott L.N. Davidson
Name: Scott L.N. Davidson
Title: President

EXHIBIT INDEX

Exhibit No.	Exhibit Title

3.1	Amended and Restated Bylaws of RAIT Financial Trust, as adopted on November 16, 2016